Exhibit 99.1

Summary Overview ESGEN Acquisition Corporation Strictly Private & Confidential

Disclaimer and Forward Looking Statements These materials are not an offer to sell, and are not seeking an offer to buy, any securities of ESGEN Acquisition Corporation (“we,” “us,” “our” or the “Company”), nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Company is an “emerging growth company” and a “smaller reporting company” under applicable federal securities laws and will be subject to reduced public company reporting requirements. Further, the Company’s securities have not been approved or disapproved by the SEC or any other regulatory or governmental authority, nor have any of the foregoing passed upon the accuracy or adequacy of the information presented, and any representation to the contrary is a criminal offense. The information provided herein is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce it or disclose it to any third party in whole or in part. By receiving this information, the recipient expressly agrees (1) to maintain the confidentiality of the material and information herein, (2) to use any such material and information in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws and (3) use this presentation for the sole purpose of evaluating the Company. This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 37 of the Prospectus for a discussion of information that should be considered in connection with an investment in our securities. Investors will not be entitled to protections normally afforded to investors in Rule 419 blank check offerings. The statements contained in this presentation may constitute forward-looking statements for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about: • our ability to complete our initial business combination; • our expectations around the performance of the prospective target business or businesses; • our success in retaining or recruiting, or changes required in, our officers, key employees or directors • following our initial business combination; • our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; • our potential ability to obtain additional financing to complete our initial business combination; • our pool of prospective target businesses; • the ability of our officers and directors to generate a number of potential business combination opportunities; • our public securities’ potential liquidity and trading; • the lack of a market for our securities; • the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; • the trust account not being subject to claims of third parties; or • our future financial performance. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Information regarding performance by, or businesses associated with, our management team is presented for informational purposes only. Past performance by our management team and their respective affiliates is not a guarantee either: (i) of success with respect to any business combination or (ii) that we will be able to locate a suitable candidate for our initial business combination. You should not rely on the historical record of the performance of our management team’s or businesses associated with them as indicative of our future performance of an investment in us or the returns we will, or are likely to, generate going forward. The past performance information of prior funds or prior investments led by the Energy Spectrum Securities Corporation (“Energy Spectrum”) senior management team described herein is not necessarily indicative of future results and there can be no assurance that any future Energy Spectrum investments will achieve comparable results or that Energy Spectrum will be able to implement its investment strategy or achieve its investment objective. The figures regarding performance highlighted by Footnote 3 on the slide entitled “Pioneering Investor Across the Energy and Infrastructure Landscape for 25+ Years” are cumulative with respect to Energy Spectrum Partners LP (“ESP”) through ESP VIII, fully realized on a gross basis. Such returns do not represent the performance of any individual fund managed by Energy Spectrum and thus are not indicative of the returns experienced by any limited partner in any such fund. Limited partners in Energy Spectrum’s funds also experience returns that are net of management fees and potential performance fees. This information is presented solely for the purpose of providing background information on Energy Spectrum. The ultimate realized value of currently unrealized investments, as described in this presentation, will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, and may be materially lower than the figures presented. Past deal flow of the Energy Spectrum funds is not necessarily indicative of future deal flow with respect to Energy Spectrum’s investment funds. There can be no assurance that any target rates of return will be achieved with respect to any or all investments. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. 1

Mission Disruptive Decarbonization Ensuring A Sustainable Energy Future Our mission is to provide a market-leading company the capital and value-added partnership which will enable it to fundamentally change the current energy and infrastructure landscape and accelerate the shift to a low-carbon future © BL A C K + GR A Y STUDI O , 2020 2

Leadership Team Andrejka Bernatova CEO and Board Director • Experienced operator and investor • Expertise across multiple verticals of the energy and infrastructure industries including upstream, midstream, and transition energy • Executive and senior management experience include Bruin Partners (co-founder) and Ursa Resources • Principal investing and investment banking roles at Morgan Stanley and Denham Capital • Raised $2bn+ of capital and integrated 10+ companies and assets – strategically evaluated 250+ opportunities. Raised various forms of equity/debt capital and acquired and integrated diverse set of assets • Advisor to various early/mid stage growth companies in energy transition and technology sectors • Earned B.S. in Mathematics & Economics with a minor in Middle Eastern History and Spanish Literature from UC San Diego • NCAA Men’s Tennis, United States Tennis Association ranked top 50 nationally. Sponsored camps annually in Middle East focused on youth athletics/tennis training Nader Daylami CFO 3 © BL A C K + GR A Y STUDI O , 2020 • Experienced entrepreneur, executive, investor, investment banker and board member in the US and globally • Expertise across multiple verticals of the infrastructure and energy industries • Executive and management experience included PennTex (Nasdaq: PTXP), Goodnight, Core and Enchanted Rock Energy • Principal investing and investment banking experience including roles at Credit Suisse, Morgan Stanley, The Blackstone Group and Mubadala Development Company / Masdar Capital • Recipient of a number of industry awards including Honoree of 40 Under 40 by Houston Business Journal (2018), 25 Influential Women in Energy by Hart Energy and Thirty under 40 Honoree by Oil and Gas Investor (2016) • Board of Directors of Salt Creek and Board Advisor with VCFuel, a Houston based transition energy VC • Non-profit work includes Board of Directors of Arms Wide and Friends of Aiglon College. Serves on the Harvard College Fund Associates Committee • Earned A.B. from Government with a Citation in Spanish from Harvard College • Completed the Marathon des Sables, a ~200 miles ultra marathon race across the Sahara Desert, biked 600 miles across Tibet and Nepal to the Mt. Everest Base Camp and volunteered in orphanages and construction projects in Kenya, Chile, Nepal and Egypt The core ESGEN team consists of dedicated management with operational, transactional and investment expertise across the broad energy and infrastructure value chain, as well as experienced Energy Spectrum team members, all aligned to deliver a successful outcome

Why Choose ESGEN as your De-SPAC Partner?

1 Leading Investment Partners

- ESGEN's management team ("ESGEN") has a long track record of delivering strong returns to its shareholders/investors
- Energy Spectrum + ESGEN's management team have extensive experience in taking various companies public
- The relationship with our Sponsors enables an effective and efficient de-spac closing process
- ESGEN's underwriters (Citi & Barclays) are leaders in the energy transition space in IPOs, SPACs, PIPEs and M&A

2 Positioned to De-SPAC Quickly

- ESGEN has been structured to ensure certainty of capital while seeking to execute a successful de-spac transaction
- Energy Spectrum closed its $969mm eighth fund in May 2020 focused on energy infrastructure with 82 LPs
- Salient Capital Advisors has a track record of being a frequent PIPE investor in the energy space
- ~35% of current investors are fundamental long-term investors[1]
- Ample interest from investors with long-standing relationship with management and sponsors led to an upsized offering of $276mm, up from $200mm

3 Deep Energy Investing and Operational Experience

- ESGEN is made up of business operators who have built and exited multiple companies
- The ESGEN team has significant operational, transactional and investment experience across the energy transition landscape
- Significant pre-IPO experience coupled with a wide network within the public capital arena yielding success taking prior companies public
- Public experience allows ESGEN to position a target favorably against a tailored set of comparable public companies

4 Full Life Cycle Solution

- ESGEN wants to be a long-term business and capital solution partner
- Assist management with post merger transition and operations as a public company
- Capitalize on operational experience to guide the target business
- Supplement business growth with an established track record of building profitability
- Contribute a deep network of strategic relationships across the energy and infrastructure arena

(1) As of closing of initial public offering on 10/22/21

4
ESGEN

1 ESGEN Has Strong Investor Support Across the Board

ESGEN is sponsored by Energy Spectrum, a tenured and reputable firm, and has a strategic relationship with Salient Capital Advisors, an experienced public and PIPE investor in the energy space

Energy Spectrum: Sector Pioneer Investor with 25+ Years Experience (1)

25+ Years
of operation

8 Funds
successfully closed since inception

Energy Infrastructure
opportunities with strong business fundamentals

$4.5 bn+
of equity capital Commitments(1)

$1.96 bn+
assets under Management(1)

28.5% IRR
gross return over all realizations(1)(2)

207%
return on cumulative capital invested(1)(2)

19 Active / 44 Realized
investments in energy infrastructure across North America

Renewable Energy
Previous wind and biomass investments

Relationship with Salient Capital Advisors (2)

Long-Standing, Reputable Public Investor
properly aligned with ESGEN in the pursuit of a successful business combination

Historical Track Record
$70MM currently in PIPE investments in 2021 with additional prior history of PIPE investments in energy infrastructure

Successful IPO Process in a Challenging Environment (3)

Upsized IPO
~40% upsized ($200MM to $276MM)

Diverse Investor Base
100+ Institutional Investors

Long Term Investors
~35% of the book

High Conversion Rate
~92% conversion rate

Attractive Terms (4)

$282MM
Cash in Trust

1/2 Warrant
1 share of Class A Common Stock + ½ Redeemable Warrant

$10.21 Unit Price
As of 11/11/2021

ESGEN

(1) As of September 30. 2021.
(2) These figures are cumulative with respect to Energy Spectrum Partners LP through ESP VIII, fully realized on a gross basis and do not represent the performance of any individual fund managed by Energy Spectrum. For additional information, please refer to the Disclaimer statements on page 1.

5

ESGEN Has A High Level of Visibility Towards a Successful Close SPAC Trust Energy Spectrum Participation Up to $40mm Potential Capital from Long-Term Investor Relationships Energy Spectrum closed its $969mm 8th fund in May 2020 with 82 LPs $282mm(1) ~35%(2) of the IPO proceeds allocated to long-term fundamental investors Visible PIPE / Structured Financing Universe $100-300mm ESGEN has a deep network of strategic relationships across the energy and infrastructure arena $432-$632mm + + = Salient Capital Advisors Participation Up to $10mm Salient Capital Advisors has a track record of being a PIPE investor in the energy space + (1) Assumes no redemptions (2) As of closing of initial public offering on 10/22/21 6 2

ESGEN Has Differentiated Combination of Operational, Investment and Transactional “Know How” Formed in 2021, ESGEN Acquisition Corp (“ESGEN”) is a sustainability-oriented public investment vehicle providing growth capital for clean energy and carbon mitigation businesses with proven technologies and sound business models 1 2 Founder Focused ESGEN is made up of business entrepreneurs who have built and exited multiple companies from the ground-up and have significant operational and transactional experience across the energy transition landscape A+ Network Far-reaching network of relationships with: 1) Accomplished sector thought leaders, entrepreneurs, and CEOs 2) Leading institutional investors and investment managers who are committed to the Energy Transition space 3 4 • The ESGEN team has significant pre-IPO experience, a wide network in the public arena, and has prepared multiple companies to go public • Track record of financing growth at company level and structured financing into assets/projects ESGEN Value-Add Spans Full Life Cycle of Target • Provide guidance and support post-transaction • Develop and refine, with executive management, company strategy for success as a public company • Utilize existing 3rd party relationships for capital raises and business development efforts, as appropriate 7 Solution Oriented 3

Business Combination • Utilize ESGEN structured transactional experience to alleviate pressures on target management team • Collaborate with management on best practices (e.g. governance, strategy, financing, investment, personnel, etc.) • Utilize broad investor network to ensure surety of capital quantum to target Long-Term Value Creation • Supplement business growth with an established track record of building profitability • Utilize existing 3rd party relationships for capital raises and business development efforts, as appropriate • Align economic interests via significant equity investment Operational Experience • Capitalize on operational experience to guide the target business • Assist management with post-merger transition and operations as a public company • Develop and refine, with executive management, company strategy for success as a public company ESGEN Provides Long-Term Business and Capital Solution Partnership Investment Stage ESGEN’s Value-Add ESGEN’s value-add spans the life cycle of the investment target 8 4

Strategic Options for a CEO Initial Public Offering (IPO) • Established mechanism to raise primary capital for a Company • Often guarantees the sale of a certain amount of stock BUT valuation subject to change based on investor demand at pricing • Requires extensive SEC level disclosure and SEC review • Ultimate ability to consummate IPO depends on market conditions • 12-18 month process to gain trust of investors and prep company Private Funding Round • Market driven price discovery via either venture capital or late-stage growth investors • Investors in this space place pressures on the Company to monetize • Crowded space makes it difficult to find quality investors • Adds complexity to ownership/capital structure • Takes significant time from Management SPAC • Positioning: unlike traditional IPOs, companies can negotiate the terms and valuation of their public offering, giving employees and stakeholders more certainty via a fixed price • Speed: SPAC merger process typically takes 3-4 months, much shorter than a traditional IPO which can take 12-18 months • Strategic partnership: ESGEN offers experienced leadership which can be used for guidance post close • Broad range of Use of Proceeds 9 © BL A C K + GR A Y STUDI O , 2020

Contact Information © BL A C K + GR A Y STUDI O , 2020 ESGEN is paving the way to a future where clean energy fuels daily life and powers progress 10 Andrejka Bernatova CEO andrejka.bernatova@esgen-spac.com Nader Daylami CFO nader@esgen-spac.com www.esgen-spac.com

Appendix

ESGEN is Favorably Positioned Among Decarbonization-Focused SPACs Backed by a Leading Venture Capital Firm • Energy Spectrum has a 25 year track record through a variety of economic and commodity cycles • Raised over $4.5 billion(1) in institutional equity capital to invest in opportunities across 63 investment platforms • Flexible, high-integrity partner investing across the energy and infrastructure ecosystems with track record of partnerships with some of the industry’s most successful ventures • Far reaching industry network and well-positioned senior advisors • Currently manages more than $1.9 billion of assets under management Deep Energy Investing and Operational Experience • Management team led by Andrea (“Andrejka”) Bernatova, who possesses long-standing, transactional, investment and operational experience, and has relationships across public, private and venture markets across the energy and infrastructure industries • Members of the board provide a depth of experience and business relationships in the energy and infrastructure space. Deep knowledge of structuring, financing and investing in energy and infrastructure opportunities paired with strategic relationships present the Company with a differentiated approach to value creation Experienced Early Mover • Energy Spectrum was one of the first venture capital firms to focus on midstream energy infrastructure • The board, management and Energy Spectrum have extensive backgrounds in building targeted assets into successful large-scale businesses • The leadership team has extensive experience in leading post- acquisition value creation initiatives as well as public companies from initial IPO to mature public companies Thought Leader in Disruptive Decarbonization • Management and the Board have extensive experience across the energy ecosystem, including midstream, energy transition, oil and gas, renewable energy and conventional power • Our breadth of experience across a wide range of energy and infrastructure sub-segments establishes us as a thought leader in the Disruptive Decarbonization space, well positioned to be a preferred partner for a business combination (1) As of August 2021.

Potential Areas of Focus – Disruptive Decarbonization © BL A C K + GR A Y STUDI O , 2020 Increased demand for electricity will require innovation in battery storage solutions, hydrogen powered fuel-cells and renewable fuels Integral to meeting the Paris Agreement and represents a key contributor in reducing global greenhouse gas emissions Electricity generation will need to supply almost half of total energy consumption by 2040, which will require enhanced infrastructure to create reliable supply and distribution Source: International Energy Agency (IEA): Net Zero by 2050. Distributed Energy Energy Storage Energy as a Service Behind the Meter Technology & Infrastructure Smart Grid Technology & Infrastructure Grid Modernization Infrastructure and Services Resilience Fuel Efficiency Advanced Transportation Battery and Fuel Cells Renewable Natural Gas Bio-Diesel Renewable Hydrogen Other “Negative Emissions” Technology and Infrastructure Sustainable Agriculture Environmental Impact Mitigation and Carbon Sequestration Waste to Fuel We define "Disruptive Decarbonization" as innovations in energy and infrastructure ecosystems that will change the current energy landscape and accelerate the shift towards a low-carbon sustainable future. Over $100 trillion of green infrastructure investment could be needed to achieve global net-zero carbon emissions by 2050, presenting a large and highly-fragmented opportunity set.

Target Evaluation Criteria At an Inflection Point and Requires Expertise Positive ESG Impact Sustainable Growth Prospects and Need for Sophisticated Capital Fundamentally Sound Existing Business, Prepared for Growth Differentiated Tech, Proven Operations and Attractive Market Dynamics Our business strategy is to identify, acquire and maximize the value of a business in the energy and infrastructure sector focused on Disruptive Decarbonization that meets the following criteria:

Chairman of the Board of Directors • Founding partner of Energy Spectrum • ~37 years of venture capital and private equity, investment banking, financial advisory and commercial banking experience ESGEN Board of Directors James P. Benson Michael C. Mayon Board Member • Partner at Energy Spectrum • Director on the boards of eight active Energy Spectrum portfolio companies Sanjay Bishnoi Board Member • Senior Vice President and CFO of Enerflex • Over 20 years of financial and leadership experience Larry L. Helm Board Member • Executive Chair of Texas Capital Bancshares, Inc. • Served as interim President and CEO of Texas Capital Bank, N.A. and Texas Capital Bancshares, Inc. Mark M. Jacobs Board Member • Former CEO and President of Reliant Energy • More than 30 years of executive management, operations and investment banking experience CEO, Board Member • Served as CFO and Senior Advisor of Enchanted Rock Energy • Served as CFO of Goodnight Midstream • Co-founder, EVP and CFO of Core Midstream Andrea “Andrejka” Bernatova

ESGEN Dedicated Management Team

The core ESGEN team consists of dedicated management as well as experienced Energy Spectrum team members, all aligned to deliver a successful outcome.



Andrejka Bernatova
CEO, Board Member

Relevant Experience

ENCHANTED ROCK – The Power is On.
CFO / Microgrid

Blackstone
Principal Investing / Energy Transition

Morgan Stanley
Investment Banking

MUBADALA
Principal Investing / Energy Transition

GOODNIGHT MIDSTREAM
Water / Environmental

PennTex
Public Company / Infrastructure



Nader Daylami
CFO

Relevant Experience

DENHAM CAPITAL
Principal Investing

Morgan Stanley
Investment Banking

Bruin E&P PARTNERS, LLC
Strategy / Finance

URSA
Finance / Operations

Energy Spectrum Team



James P. Benson
Founding Partner



Mark S. Honeybone
Partner



Michael C. Mayon
Partner



Michael P. Mitchell
Vice President

Relationship with Salient Capital Advisors

ESGEN relationship with Salient further differentiates the platform

- ✓ Leading energy-focused public investor
- ✓ Experienced SPAC IPO and PIPE investor
- ✓ $4bn of assets under management
- ✓ Enhances ESGEN network of relationships

ESGEN

Electricity and Required Infrastructure Will Play a Significant Role Clean Energy Investment in the Net Zero Pathway, 2016-2050 Source: International Energy Agency (IEA): Net Zero by 2050. Significant Investment Required for Decarbonization Electricity Generation by Technology, 2019-2050 Electric car sales in the net zero pathway, 2020-2030 Capacity additions of solar PV and wind in the net zero pathway, 2020-2030 3 56 0 10 20 30 40 50 60 2020 2030 mm Electric Car Sales 0.2 0.1 0.4 1.6 1.1 0.3 0.9 0.8 0.5 1.7 2.1 1.2 4.4 4.1 0 1 2 3 4 5 2016-20 2030 2050 $tn Low-Emissions Fuels Electricity Generation Energy Infrastructure End-Use 135 633 114 390 249 1023 0 200 400 600 800 1,000 1,200 2020 2030 GW Solar PV Wind 0 20000 40000 60000 80000 2019 2030 2040 2050 TWh Oil Products Natural Gas Coal Fossil Hydrogen Nuclear Other Hydro Wind Solar PV Energy transition investment required to meet emissions reductions is estimated at ~$4 trillion per year over the next three decades, up from ~$1 trillion in 2020.

Unprecedented Opportunity in “Disruptive Decarbonization” A unique opportunity to identify and support Disruptive Decarbonization Proliferation of Innovation Across the Energy Ecosystem Supply Side Innovation that is Now Sustainable Renewable Energy Solutions Become Competitive as Costs Decrease Long-term Government Commitments Provide Additional Certainty and Support Global Demand to Support that Innovation Institutional Support for Decarbonization Across Government, Consumers and Industry Increased Need for Electricity as a Result of Decarbonization Demand CO2 New Infrastructure for Increased Electricity and Other Decarbonization Initiatives $ Over $100 trillion of green infrastructure investment could be needed to achieve global net-zero carbon emissions by 2050, presenting a large and highly-fragmented opportunity set.

Distributed Energy Energy Storage Energy Efficiency and Resource Management • In 2020, over $500bn of capital was spent worldwide on renewable power, electric vehicles and other technologies to reduce the global energy system’s dependence on fossil fuels(1) • Renewables are expected to account for 70-90% of total global power capacity increases in both 2021 and 2022(2) • $13.8bn projected annual smart grid investments in 2024 with further potential depending on electric vehicle adoption and other initiatives(3) • The US Energy storage market is expected to expand from an annual deployment of 523 MW in 2019 to 7.3 GW in 2025(4) • Despite the pandemic, battery storage investment increased in 2020 over 20% to $5.5bn(5) Energy Efficiency and Resource Management Energy as a Service Behind the Meter Technology and Infrastructure Energy Efficiency and Smart Grid Technology and Infrastructure Grid Modernization Infrastructure and Services Resilience (1) Bloomberg Finance L.P. (2) IEA: Renewable Energy Market Update. (3) US Department of Energy: Smart Grid System Report. (4) Wood Mackenzie. (5) IEA: World Energy Investment 2021. Fuel Efficiency Electricity generation will need to supply almost half of total energy consumption by 2040, which will require enhanced infrastructure to create a reliable supply and distribution.

Advanced Transportation

Battery and Fuel Cells

Renewable Natural Gas

Bio-Diesel

Renewable Hydrogen

Electrification, Clean Fuel Production and Transportation

Electrification, Clean Fuel Production and Transportation

Increased demand for electricity will require innovation in battery storage solutions, hydrogen powered fuel-cells and renewable fuels.

- Consumer spending on Electric Vehicles was over **\$125bn** in 2020. It is expected to rise from **5%** of global car sales to more than **60%** in 2030[1]
- Transport efficiency investments were **~\$50bn** in 2020[2]
- Global hydrogen market of potentially **\$300bn** per year by 2050 is currently almost exclusively supplied by fossil fuels, providing an opportunity for clean hydrogen technology that does not initially require new transmission and distribution infrastructure[3] [4]
- Low-emission fuels will remain an important part of the portfolio for markets where electricity cannot be leveraged like shipping
- Investment in biofuel projects totaled over **\$8bn** in 2020. Transport biofuel production is forecasted to expand **~7%** in 2022[2] [5]

(1) IEA: Global Electric Vehicle Outlook.
(2) IEA: World Energy Investment 2021.
(3) IEA: The Future of Hydrogen.
(4) Strategy& (PwC): The Dawn of Green Hydrogen.
(5) IEA: Renewable Energy Market Update.

ESGEN

Environmental Impact Mitigation and Carbon Sequestration Integral to meeting the Paris Agreement and represents a key contributor in reducing global greenhouse gas emissions. Other “Negative Emissions” Technology and Infrastructure Sustainable Agriculture Environmental Impact Mitigation and Carbon Sequestration Waste to Fuel Environmental Impact Mitigation and Carbon Sequestration • >110 Countries have pledged carbon neutrality by 2050(1) • According to the Center for Climate and Energy Solutions, carbon capture technologies can achieve 14% of the global greenhouse gas emissions reductions needed by 2050(2) • By 2040 the total addressable market for carbon offsets could be >$2tn, implying the carbon offset market would be >$200bn per year(3) • From the start of 2020 to early May 2021, governments and industry pledged more than USD $12bn to CCUS projects and programs(4) • Renewable diesel production capacity is expected to double in the next two years, significantly expanding the capability of producing biofuels from waste and residue feedstocks(5) (1) United Nations. (2) Center for Climate and Energy Solutions. (3) Exxon 2021 Investor Day - 3/3/2021. (4) IEA: World Energy Investment 2021. (5) IEA: Renewable Energy Market Update.